SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of Earliest Event Reported) — October 23, 2006

THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24347	65-0694077

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Ultimate Way, Weston, Florida	33326

(Address of principal executive offices)	(Zip Code)
(954) 331-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers
     (d) Election of New Director
     On October 23, 2006, Alois T. Leiter was elected as a director to the Board of Directors of The Ultimate Software Group, Inc. (the “Company”).
     Mr. Leiter has not been named as a member of any of the committees of the Company’s Board of Directors.
     For the fiscal year ended December 31, 2005 and for the nine months ended September 30, 2006, the Company contributed a total of approximately $84,000 and $78,000, respectively, to Leiter’s Landing, Mr. Leiter’s non-profit charitable organization benefiting children.
     The Registrant hereby provides the information set forth in the press release issued on October 27, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibit

Number	Description
99.1	Press Release, dated October 27, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.
By:	/s/ Mitchell K. Dauerman
Mitchell K. Dauerman
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: October 27, 2006

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